Exhibit 10.2

Redacted Version

THIS IS AN AMENDMENT, effective                     , to the Monsanto/Paradigm Genetics Collaboration Agreement dated as of November 17, 1999, and amended May 10, 2000, August 30, 2001, September 23, 2002, and January 28, 2003 (the “Agreement”) by and between Paradigm Genetics, Inc., a Delaware corporation, having a principal place of business at 108 Alexander Drive, Building 1A, P.O. Box 14528, Research Triangle Park, North Carolina 27709-4528 (“Icoria”) and Monsanto Company, a Delaware corporation, having a principal place of business at 800 N. Lindbergh Blvd., St. Louis, Missouri 63167 (“Monsanto”).

WHEREAS, the parties have agreed to modify the Agreement as set forth herein (the “Amendment”);

WHEREAS the parties are entering into an Asset Purchase Agreement as of the same date as this Amendment;

WHEREAS the parties agree and acknowledge that there is a substantial uncertainty related to whether any future royalty payments will be owed by Monsanto to Icoria pursuant to the Agreement, and, in addition, even if a future royalty will be paid, it is also uncertain as to the timing and amount of the royalty payment, and as a result of such uncertainties, have agreed to the lump sum Royalty Buyout Payment pursuant to Section 4.2 below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

ARTICLE I

1.1	In August, 2004, Paradigm Genetics, Inc., changed its name to Icoria, Inc., and shall hereafter be referred to as Icoria in this Amendment.

1.2	Other than as amended herein, the Agreement shall remain in full force and effect.

1.3	In the event of a conflict of provisions between this Amendment and the Asset Purchase Agreement, the Asset Purchase Agreement shall control.

ARTICLE II

LICENSES

2.1	Paragraph 2.3 of the Agreement shall be amended to read as follows:

2.3 License to Monsanto: Icoria Gene Patent Rights

Subject to the terms and conditions of this Agreement and for the consideration as set forth in the Asset Purchase Agreement, Icoria hereby grants to Monsanto, Subsidiaries of Monsanto and wholly-owned Affiliates of Monsanto under Icoria’s interest in the Icoria Gene Patent Rights and for the life of such Icoria Gene Patent Rights

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

a perpetual exclusive, world-wide license to make and use Project Technology and Monsanto DNA Information and a perpetual exclusive, world-wide license to develop, make, have made, import, use, sell, have sold, and offer to sell Monsanto Licensed Products. Icoria further grants Monsanto the right to sublicense any of the above rights.

2.2	Paragraph 2.4 of the Agreement shall be deleted in its entirety and the restrictions provided therein shall be considered to be removed.

2.3	Paragraph 2.8 of the Agreement shall be amended to read as follows:

2.8	License to Icoria: research license - Project Technology

Monsanto grants Icoria and those Subsidiaries of Icoria at the Effective Date of this Agreement under Monsanto’s interest in Licensed Patent Rights except for those patent rights directed to DNA other than Arabidopsis DNA and Project Technology a non-exclusive, world-wide license to use Project Technology and Monsanto DNA Information directed to Arabidopsis DNA for research purposes only and only to the extent required for conducting work contemplated by the Excluded Contracts (defined in the Asset Purchase Agreement) as of the Closing Date of the Asset Purchase Agreement, and such license shall remain in effect until the earlier of (1) the date of termination of the last to terminate of the Excluded Contracts or (2) December 31, 2006. This license may not be amended, altered, extended or expanded in any way by means of any amendment to any such Excluded Contract after the Closing Date of the Asset Purchase Agreement. Such right shall not extend to any other Monsanto owned or inlicensed technology, including Monsanto DNA Information that is not from Arabidopsis except as set forth in Article 2.9.

2.4	Paragraph 2.9 of the Agreement shall be amended to read as follows:

2.9 License to Icoria: research license - Monsanto Enabling Technology in research crops

Monsanto grants Icoria and Subsidiaries of Icoria under Monsanto’s interest in Monsanto Enabling Technology a, nonexclusive, U.S. and Europe only, license to use Monsanto Enabling Technology in Arabidopsis and tobacco for research purposes only and only to the extent required for conducting work contemplated by the Excluded Contracts (defined in the Asset Purchase Agreement) as of the Closing Date of the Asset Purchase Agreement, and such license shall remain in effect until the earlier of (1) the date of termination of the last to terminate of the Excluded Contracts or (2) December 31,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

2006. This license may not be amended, altered, extended or expanded in any way by means of any amendment to any such Excluded Contract after the Closing Date of the Asset Purchase Agreement. Such right shall not extend to any other Monsanto owned or in-licensed technology, whether or not licensed to Icoria herein, except and to the extent as set forth in Article 2.8. Notwithstanding the foregoing, such research license shall not apply to research in herbicide resistance in any plant species.

2.5	Paragraph 2.12 of the Agreement shall be deleted in its entirety and the licenses granted therein shall be considered terminated.

ARTICLE III

FUNDED PROGRAM

3.1	The Project Plan shall be completed as provided in the Agreement as amended by the milestone table in attached Exhibit 1. Exhibit 1 describes targets for Pending Constructs as of May 2, 2005 and Completed Constructs for all of Q21 and through May 2, 2005. With regard to a particular assay, a Pending Construct shall be defined as a Construct on which work for that particular assay has been initiated as of May 2, 2005, and has been sustained and maintained according to the Project Plan of the Agreement so as to allow for satisfactory and timely completion of that assay, but for which assay completion has not yet occurred.

3.2	From the execution of this Amendment until May 2, 2005, the Project Committee shall hold a weekly conference call which shall provide a technical update on the progress towards the milestone table in Exhibit 1. Between May 2 and May 7, the Project Committee, or any appointed representatives thereof, shall meet at Icoria to review and confirm the results achieved by Icoria on May 2, 2005.

3.3	The Project Plan shall be considered to be satisfactorily completed if all of the following targets are met:

3.3.1	Pending Constructs: For Pending Constructs, the target shall be considered met if the totals for Phase 1 ([****]) and Phase 2 ([***]) have been met, provided that no individual assay total can contribute more than [********************] percent ([***]%) of its target amount towards the Pending Constructs total. For example, only [**] Salt assays can be counted towards the Phase 1 total ([***]% of [**]).

3.3.2	Completed Constructs: With respect to Completed Constructs, the target for Phase 1 assays shall be considered met in full if the sum of the variations from the target amounts for each of the ten (10) individual Phase 1 assays is less than, or equal to, [****] percent ([**]%). In the event that the sum of such variations is greater than [****] percent ([**]%) but less than, or equal to, [*******] percent ([**]%), then such target shall be considered partially met, and the payment under Section 4.1 of this Amendment shall be reduced

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

by [******************] dollars ($[*******]). In the event that the sum of such variations is greater than [********] percent ([**]%), then such target shall be considered unmet, and Monsanto shall not be required to make any payment under the provisions of Section 4.1 of this Amendment. With respect to Completed Constructs, the target for Phase 2 assays shall be considered met in full if the variation from the target amount for total Phase 2 assays is less than, or equal to, [*****] percent ([**]%). With respect to calculating the sum of the variations from the target amount for Phase 1 assays, excess amounts over the target amount for any individual assay (as presented in Exhibit 1) shall not be considered in determining the respective variations. No accumulated credits or any other consideration for constructs completed prior to Quarter 21 of the Agreement shall be applied toward calculation of the numbers of Completed Constructs in Exhibit 1. An example of the calculation for Completed Constructs is provided in Exhibit 2. In that Exhibit, the sum of the variation from the target amounts for Phase 1 (excluding excess amounts over the target) is [**]%, and the sum of the variation from the target amount for Phase 2 is [*]%. Therefore, in Exhibit 2, the target is considered met.

ARTICLE IV

PAYMENTS

4.1	Pending confirmation by the Project Committee of satisfactory completion of the Project Plan as of May 2, 2005 as described in Exhibit 1, Monsanto shall make a final payment to Icoria of [*****************************************************************************] dollars ($[*********]), subject to any applicable reduction as provided in Section 3.3.2 of this Amendment, which payment shall be the last payment under the Agreement, the Agreement shall be considered as paid-in-full. The payment will be made on May 9, 2005 by wire transfer using the following instructions:

Account Name: Icoria, Inc.

Bank Name: Silicon Valley Bank

Bank Address: Atlanta, GA

Routing Number: ******

Account Number: ******

If the targets for either Completed Constructs or Pending Constructs is not achieved by May 2, 2005, as described above, then no payment shall be made.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

4.2	Paragraph 4.2.4 shall be amended as follows:

Monsanto may, at its sole option, at any time prior to November 30, 2008, elect to pay to Icoria a one-time lump sum payment of [*********] dollars ($[*********] USD) (the “Royalty Buyout Payment”) as consideration to forever terminate and discharge its obligations to pay any and all royalties due to Icoria pursuant to Section 4.2 and Section 4.3 of the Agreement or any other section there under, accruing on or after the date the Royalty Buyout Payment is received by Icoria. The Royalty Buyout Payment shall not be adjusted for inflation or other future value considerations.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

MONSANTO COMPANY

By:
Name:
Title:

ICORIA, INC.

By:
Name:
Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

EXHIBIT 1

	ASSAY	Pending Construct Target	Completed Construct Target
	[********]	[***]	[***]
	[*****]	[***]	[***]
	[*******]	[**]	[***]
	[**********]	[***]	[***]
PHASE 1	[****]	[**]	[***]
	[****]	[**]	[***]
	[*****]	[**]	[***]
	[********]	[**]	[***]
	[***]	[**]	[***]
	[*]	[***]	[***]
	Total Phase 1	[****]

	[********]	[**]
	[*****]	[**]
PHASE 2	[******]	[***]
		[***]	[****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

Pipeline Status as of May 2, 2005

	Assa	Pendin Construct	Construct
	[*********]	[***]	[***]
	[*****]	[***]	[***]
	[*********]	[**]	[***]
	[*********]	[***]	[***]
PHASE 1	[****]	[**]	[***]
	[****]	[**]	[***]
	[*****]	[**]	[***]
	[*********]	[**]	[***]
	[***]	[**]	[***]
	[*]	[***]	[***]
	Total	[****]
	[*********]	[****]
PHASE 2	[*****]	[****]
	[******]	[***]
	Total	[***]	[****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

EXHIBIT 2

	ASSAY	Completed Construct Target	Completed Construct Actual	Percent Variation
	[********]	[***]	[***]	[*]
	[****]	[***]	[***]	[*]
	[********]	[***]	[***]	[*]
PHASE 1	[**********]	[***]	[***]	[*]
	[****]	[***]	[***]	[*]
	[****]	[***]	[***]	[*]
	[*****]	[***]	[***]	[*]
	[********]	[***]	[***]	[*]
	[***]	[***]	[***]	[***]
	[*]	[***]	[***]	[****]
	Total Phase 1			[**]%

PHASE 2	Total Phase 2	[****]	[****]	[*]%

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Redacted Version

	Assa	Contractur % for assa	Targe	Actual Delivere	% Delivere
	[*********]	[****]	[***]	[***]	[****]	Total % payment normally [****]
EXAMPLE for Complete Construct	[*****]	[****]	[***]	[***]	[****]
	[*********]	[****]	[***]	[***]	[****]
	[***********]	[****]	[***]	[***]	[****]	With [*]% credit in first and Payment is still
	[****]	[****]	[***]	[***]	[****]
	[****]	[****]	[***]	[***]	[****]
	*****	[****]	[***]	[***]	[****]
	[**********]	[****]	[***]	[***]	[****]
	[***]	[****]	[***]	[***]	[****]
	[*]	[**]	[***]	[***]	[****]

	Total				[****]	Miss by

[*********]
[*****]
[******]

	Total	[****]	[***]	[***]	[****]	Miss by

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.